                                     NOTE

                                                   New York, New York
                                                   July 31, 1998


               For value received, SYBRON CHEMICALS INC., a Delaware corporation (the "Borrower"), promises to pay to the order of DLJ CAPITAL FUNDING, INC. (the "Lender"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Mellon Bank N.A., at its address specified in or pursuant to Section 9.01 of the Credit Agreement.

               All Loans made by the Lender, the respective Classes and Types thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Credit Agreement.

               This note is one of the Notes referred to in the Credit Agreement dated as of July 31, 1998 among Sybron Chemicals Inc., certain financial institutions, Mellon Bank N.A., as Administrative Agent, DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                    SYBRON CHEMICALS INC.


                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: President

                        LOANS AND PAYMENTS OF PRINCIPAL

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              Amount of        Type of        Principal
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



                                     NOTE

                                             New York, New York
                                             July 31, 1998


               For value received, SYBRON CHEMICALS INC., a Delaware corporation (the "Borrower"), promises to pay to the order of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Lender"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Mellon Bank N.A., at its address specified in or pursuant to Section 9.01 of the Credit Agreement.

               All Loans made by the Lender, the respective Classes and Types thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Credit Agreement.

               This note is one of the Notes referred to in the Credit Agreement dated as of July 31, 1998 among Sybron Chemicals Inc., certain financial institutions, Mellon Bank N.A., as Administrative Agent, DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                    SYBRON CHEMICALS INC.


                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: President

                        LOANS AND PAYMENTS OF PRINCIPAL

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                              Class and       Amount of
              Amount of        Type of        Principal
 Date           Loan            Loan           Repaid         Notation Made By
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


                                  TERM A NOTE

                                                New York, New York
                                                July 31, 1998


               For value received, SYBRON CHEMICALS INC., a Delaware corporation (the "Borrower"), promises to pay to the order of MELLON BANK, N.A. (the "Lender"), for the account of its Applicable Lending Office, the unpaid principal amount of each Term A Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Term A Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Mellon Bank N.A., at its address specified in or pursuant to Section 9.01 of the Credit Agreement.

               All Term A Loans made by the Lender, the Types thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Term A Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Credit Agreement.

               This note is one of the Notes referred to in the Credit Agreement dated as of July 31, 1998 among Sybron Chemicals Inc., certain financial institutions, Mellon Bank N.A., as Administrative Agent, DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.



                                    SYBRON CHEMICALS INC.


                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: President

                        LOANS AND PAYMENTS OF PRINCIPAL

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              Amount of        Type of        Principal
 Date           Loan            Loan           Repaid         Notation Made By
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

                                REVOLVING NOTE

                                                  New York, New York
                                                  July 31, 1998


               For value received, SYBRON CHEMICALS INC., a Delaware corporation (the "Borrower"), promises to pay to the order of MELLON BANK, N.A. (the "Lender"), for the account of its Applicable Lending Office, the unpaid principal amount of each Revolving Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Revolving Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Mellon Bank N.A., at its address specified in or pursuant to Section 9.01 of the Credit Agreement.

               All Revolving Loans made by the Lender, the Types thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Revolving Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Credit Agreement.

               This note is one of the Notes referred to in the Credit Agreement dated as of July 31, 1998 among Sybron Chemicals Inc., certain financial institutions, Mellon Bank N.A., as Administrative Agent, DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                    SYBRON CHEMICALS INC.


                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: President

                        LOANS AND PAYMENTS OF PRINCIPAL

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

                                SWINGLINE NOTE

                                                 New York, New York
                                                 July 31, 1998


               For value received, SYBRON CHEMICALS INC., a Delaware corporation (the "Borrower"), promises to pay to the order of MELLON BANK, N.A. (the "Swingline Bank"), the unpaid principal amount of each Swingline Loan made by the Swingline Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Swingline Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Mellon Bank N.A., at its address specified in or pursuant to Section 9.01 of the Credit Agreement.

               All Swingline Loans made by the Swingline Bank and all repayments of the principal thereof shall be recorded by the Swingline Bank and, if the Swingline Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Swingline Loan then outstanding may be endorsed by the Swingline Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Swingline Bank to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Credit Agreement.

               This swingline note is one of the Swingline Notes referred to in the Credit Agreement dated as of July 31, 1998 among Sybron Chemicals Inc., certain financial institutions, Mellon Bank N.A., as Administrative Agent, DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                    SYBRON CHEMICALS INC.


                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: President

                   SWINGLINE LOANS AND PAYMENTS OF PRINCIPAL

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